Filed Pursuant to Rule 497
File no. 333-235356

Maximum Offering of 71,620,877 Shares
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Supplement No. 2 dated April 14, 2020
to the
Prospectus dated February 6, 2020
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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated February 6, 2020, as amended or supplemented (the “Common Stock Prospectus”). Capitalized terms used but not defined herein shall have the same meaning given them in the Common Stock Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Common Stock Prospectus before you decide to invest.

Monthly Net Asset Value Determination

In connection with our monthly net asset value determination, as provided in our valuation policies and procedures, we are announcing that the net asset value of our investment portfolio as of March 31, 2020 is $10.73 per share of our common stock.

Change in Public Offering Price

In connection with our monthly net asset value determination, we are announcing a change in the public offering prices of our common stock as follows: $11.56 per share designated as “Class R,” $10.86 per share designated as “Class RIA,” and $10.78 per share designated as “Class I” from $13.61 per share designated as “Class R,” $12.79 per share designated as “Class RIA,” and $12.69 per share designated as “Class I.” Although we use “Class” designations to indicate our differing sales load structures, the Company does not operate as a multi-class fund. The change in the public offering price is effective as of our April 17, 2020 weekly closing and first applied to subscriptions received from April 10, 2020 through April 16, 2020.

Supplemental Information Related to COVID-19

The following sentences are added immediately after the first sentence of the first paragraph under the header “Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability,” beginning on page 35 of the Prospectus:

Periods of market volatility may continue to occur in response to pandemics or other events outside of our control. These types of events could adversely affect our operating results. For example, in December 2019, a novel strain of coronavirus surfaced in Wuhan, China and has now been detected globally (including in the United States). The coronavirus pandemic has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories globally, as well as border closings, quarantines, cancellations, disruptions to supply chains and customer activity, and general concern and uncertainty. As the potential impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect our operating results or the duration of any potential business disruption is uncertain. Any potential impact to results will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact, all of which are beyond our control. Additionally, the coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time. These potential impacts, while uncertain, could adversely affect our operating results.

The following sentences are added immediately after the last sentence of the sole paragraph under the header “There is a risk that investors in our shares may not receive distributions and that our distributions may not grow over time,” on page 39 of the Prospectus:

In particular, if the current period of market disruption and instability caused by the coronavirus pandemic continues for an extended period of time, our ability to declare and pay distributions on our shares may be adversely impacted. Under such circumstances, our distributions may not be consistent with historical levels, may not grow over time, and may partially comprise a return of capital; and it is possible that investors may not receive distributions at all. For more information regarding the coronavirus pandemic, see “Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability,” beginning on page 35 of the Prospectus.

The fourth sentence of the sole paragraph under the header “The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes,” on page 39 of the Prospectus, is hereby deleted and replaced with the following sentence:

Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus, including the risk that the current period of market disruption and instability caused by the coronavirus pandemic may continue for an extended period of time.

The following sentences are added immediately after the last sentence of the first paragraph under the header “We intend to offer to repurchase a limited number of shares on a quarterly basis, though we are under no obligation to do so. As a result you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares,” on page 47 of the Prospectus:

In particular, if the current period of market disruption and instability caused by the coronavirus pandemic continues for an extended period of time, our ability to offer to repurchase shares may be adversely impacted, and we may suspend or terminate our share repurchase program without prior notice to our shareholders. For more information regarding the coronavirus pandemic, see “Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability,” beginning on page 35 of the Prospectus.